Exhibit 99.2

2011 Stockholders Meeting New York City presented by Dennis Raefield, CEO July 14, 2011

Past review Mace was a troubled company with many issues from the past  We have worked through them all

Past review INS chargesStatus:  settled 2008Cost/Loss: ~$3MNadel Ponzi Scheme InvestmentStatus:  partial withdrawal 2008Cost/Loss: ~$2.2M

Past review Ex-CEO Severance ArbitrationStatus:  concluded 2010Cost/Loss: ~$5.9MEPA Vermont chargesStatus:  settled 2010Cost/Loss: ~$1MSale of Linkstar Digital Media Status:  divested 2011Cost/Loss: ~$9.5M

Past review Sale of Car Washes (12 sold) Status:  ongoing- 3 left, 1 in contract Cost/Loss: ~$1.8MSale of IVS non security video distributor Status:  close to sale Cost/Loss: ~breakeven

Past review Balance Sheet write-down's and expenses to settle all these past issues:Total-$23.4M Ongoing Operational Losses Mace has not made money since 2004

So where are we now? Three operating divisions-all securityMace Personal Defense-profitable Mace Security Products-small loss Mace Central Station- profitable 3 car washes held as discontinued operations- running at breakeven One car wash under contract-$2.1M One TX warehouse for sale- $2.2M

So where are we now? Total external debt: $1.3M: consisting of 1st mortgages, operating leases, and International LOC’s$2.075M debt with Merlin Partners Cash on hand before rights offering ~$1.8M Estimate to be raised from Rights Offering:  $9-13M

2010 Financial Performance Mace Security International, Inc. Security Segment Revenue Summary by Quarter 6,000 5,000 4,000 3,000 2,000 1,000 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

2010 Financial Performance Mace Security International, Inc. Gross Margin Summary by Last 4 Quarters in thousands (000’s omitted) 31.4% 31.2% 31.0% 30.8% 30.6% 30.4% 30.2% 30.0% 29.8% 29.6% 29.4% 4 Quarters Ending 3/31/10 4 Quarters Ending 3/31/11 Security Gross Margin

2010 Financial Performance Mace Security International, Inc. 14,000, SG&A Expense Summary by Previous 4 Quarters in thousands (000's omitted) 10,000 12,000 4,000 6,000 8,000 SG&A Expense ‐ 2,000 , 3/31/10 3/31/11 Quarters Ending Quarters Ending

2010 Financial Performance Mace Security International, Inc. Operating Loss Summary by Last 4 Quarters in thousands (000's omitted) 16,000 18,000 20,000 8 000 10,000 12,000 14,000 Revenues Operating Loss Adj Operating Loss 2,000 4,000 6,000 8,000 ‐ 4 Quarters Ending 3/31/10 4 Quarters Ending 3/31/11

2010 Financial Performance 2010 Financial Performance Mace Security International, Inc. 180 200 Headcount Reduction 120 140 160 60 80 100 Series1 ‐ 20 40 6/30/2008 12/31/2008 12/31/2009 12/31/2010 3/31/2011

And where are we going? Moving towards a single company structureProtecting You Your Family Your Business Law Enforcement

A broad marketing focus covering all aspects of future trends TraditionalSocial media Email Blasts Rebranding Repackaging The Mace brand has been underdeveloped- new focus

Currently: 5200 fans

Targeted Email Marketing

Experience a brighter world with MACE Personal Defense Electronic Security Central Station Monitoring. www.mace.com www.macepro.com www.macecs.com

Flip & Grip The original Mace Brand pepper spray Pepper Gel Maximum strength long-range formula sticks on contact Pepper Gun Delivers a targeted stream of pepper spray up to 20 feet! www.mace.com

MaceXpo & ISC West 2011

Postcard Mailers Corporate Media Kit Brochure

Mace Security Products Catalog

COMPACT SLIM STANDARD MEGA Mace Pepper Spray Mace Pepper Spray Premium Mace Pepper Spray Premium UV Mace Pepper Spray Premium UV+ Leather Plus Pepper Gard No products Key Case Keyguard Premium Baton Pen Defender Fogger Pepper Gun Hot Pink Sport Foam Gel Gel Foam Triple-Action Triple-Action Fogger

New www.mace.com website 2H 2011

Central Station Oriented Products Focus on products that generate RMR for our Central Station 2H 2011

Central Station or Self-Monitored Home Security Solutions

2H 2011





Medical Alarm Series for PERs

- PSTN or GPRS/GSM Communications
- Emergency Call with 2-Way Voice
- Wrist and Neck Panic Alarm Pendants
- Portable Talking Pendant 100m range



Wireless Alarm & Video Series

- IP WiFi and GPRS/GSM Communications
- Web Browser for Monitoring & Control
- Wireless PIR & IP Cameras for alarm verification
- Full line of wireless sensors and accessories





WWW.MACE.COM

Central Station Monitored Security Solutions Outdoor Motion Viewer The Outdoor MotionViewer combines a passive infrared motion sensor, a digital video camera, and infrared illuminators into a single wireless battery powered security device. This rugged device is ideal to secure outdoor assets and remote facilities. Launched- over 600 monitored

MaceBuddi Central Station Monitored Personal GPS Tracker & Emergency Locator Find  & Track Anytime Anywhere Geo-Fencing Boundary Alert Travel Speed or Non Motion Alert Emergency Panic Call Alert Simplest solution 2H 2011 macetracker™

Central Station Monitored Personal GPS Tracker & Emergency Locator


SecureTrac
mace
Mobile Protector

- Find & Track Anytime Anywhere
- Geo-Fencing Boundary Alert
- Travel Speed or Non Motion Alert
- Emergency Panic Call Alert
- 4 Speed Dial Numbers
- 21-Contact list numbers
- Programmed via the web- no accidental deletions

Undergoing testing

mace
MACE SECURITY INTERNATIONAL WWW.MACE.COM

MaceApp Central Station Monitored Personal GPS Tracker & Emergency Locator Find  & Track Anytime Anywhere Geo-Fencing Boundary Alert Travel Speed or Non Motion Alert works on iPhone, Android, and Blackberry phones Resides as an app, no new hardware Lowest cost solution Undergoing testing

Consumer products for www.mace.com Focus on products that are DIY and simple to install 2H 2011

Personal Security Devices for mace.com DIY consumers

2H 2011



Mini Video Event Recorder

- DVR with built-in Camera and PIR
- Automatic video recording on motion
- USB for video clip playback on PC
- Charger or Battery operation



Vehicle Video & GPS Recorder

- Front & Rear Facing Video Cameras
- G-Shock Sensor & GPS
- Record Continuous or on Shock
- USB for video clip playback on PC with Google maps

3G Wireless Video Alarm Camera

- Arm and Disarm like an Alarm System
- Camera with PIR Motion Detection
- Notifies you via SMS, MMS, or E-mail
- Remotely control from mobile phone



mace

MACE SECURITY INTERNATIONAL WWW.MACE.COM

Launched Q2 2011Two Camera Models launched Wireless NVR & LCD Q3- 2011

Summary Mace has survived a deep recession and a myriad of prior issuesWe have shed non-core and underperforming assets We will be re-financed shortlyOur vision for the future is clear:  RMR and personal security and safetyWatch us grow…

Mace Security International OTCQB: mace Thank you for attending